ALTEGRIS EQUITY LONG SHORT FUND

Class A Shares	ELSAX
Class C Shares	ELSCX
Class I Shares	ELSIX
Class N Shares	ELSNX

ALTEGRIS FIXED INCOME LONG SHORT FUND

Class A Shares	FXDAX
Class C Shares	FXDCX
Class I Shares	FXDIX
Class N Shares	FXDNX

(each a series of Northern Lights Fund Trust)

Supplement dated November 17, 2016 (effective at the close of business) to the Prospectus dated April 29, 2016

The Board of Trustees of Northern Lights Fund Trust (the “Board”) has determined based on the recommendation of the Funds’ Adviser that with respect to the Altegris Equity Long Short Fund and Altegris Fixed Income Long Short Fund (each a “Fund”, collectively referred to as the “Funds”), each a series of the Northern Lights Fund Trust, that it is in the best interests of each Fund and their shareholders that each Fund cease operations. The Board has determined to close the Funds and redeem all outstanding shares on December 29, 2016.

Effective November 18, 2016, the Funds will not accept any new investments and each will no longer pursue its stated investment objective. Each Fund will begin liquidating its portfolio and will invest in cash or cash equivalents until all shares have been redeemed. Any capital gains will be distributed prior to or with the final liquidation distribution. Shares of each Fund are otherwise not available for purchase.

After November 17, 2016 and prior to December 29, 2016, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in a Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF EACH FUND PRIOR TO DECEMBER 29, 2016 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO SHAREHOLDERS’ ADDRESS OF RECORD OR RETURNED TO THE CLEARING ACCOUNT AT A SHAREHOLDER’S FINANCIAL INSTITUTION, AS APPLICABLE. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUNDS AT 1-877-772-5838.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement and the existing Prospectus dated April 29, 2016, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated April 29, 2016, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Funds at 1-877-772-5838.